UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2013, EXCO Resources, Inc. (“EXCO”) entered into that certain First Amendment to its Amended and Restated Credit Agreement, dated as of August 28, 2013, by and among EXCO, as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and the lenders party thereto (the “First Amendment”).

The First Amendment amended EXCO’s existing Amended and Restated Credit Agreement, dated as of July 31, 2013 (the “Amended and Restated Credit Agreement”), to, among other things, provide that borrowing base usage is determined based on total aggregate borrowing base instead of available borrowing base. Borrowing base usage is calculated as all outstanding borrowings under the revolving and term loan commitments, undrawn amounts on letters of credit and payments made pursuant to a letter of credit not yet reimbursed by EXCO divided by the total aggregate borrowing base. The interest rate, commitment fees and participation fees under the Amended and Restated Credit Agreement depend upon EXCO’s borrowing base usage.

A description of the material terms of the Amended and Restated EXCO Resources Credit Agreement can be found in EXCO’s Current Reports on Form 8-K filed on August 6, 2013 and August 23, 2013, which description is incorporated by reference. The foregoing description of the First Amendment is not complete and is qualified in its entirety by the First Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of August 28, 2013, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: September 4, 2013	By:	/s/ Mark F. Mulhern
		Name:	Mark F. Mulhern
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of August 28, 2013, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

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